Exhibit 99.6
                                 ------------
                CSC Computational Materials dated March 9, 2005



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
     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                            Countrywide Asset-Backed Certificates, Series 2005-01
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
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

                                            Class 2-AV Available Funds Rate Schedule (1)
                                            --------------------------------------------

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                       Available Funds          Available Funds                          Available Funds        Available Funds
    Period                 Rate (%)                Rate (%)            Period               Rate (%)               Rate (%)
-------------      ----------------------   ----------------------  ------------      ---------------------   --------------------
                           (2)                     (3)                                     (2)                       (3)
      1                   7.471                   7.471                  47               9.021                     10.000
      2                   6.475                  10.000                  48               9.993                     11.866
      3                   6.266                  10.000                  49               9.026                     11.000
      4                   6.475                  10.000                  50               9.327                     11.076
      5                   6.266                  10.000                  51               9.026                     11.000
      6                   6.266                  10.000                  52               9.327                     11.078
      7                   6.475                  10.000                  53               9.026                     11.000
      8                   6.266                  10.000                  54               9.026                     12.103
      9                   6.475                  10.000                  55               9.327                     12.507
      10                  6.267                  10.000                  56               9.026                     12.103
      11                  6.266                  10.000                  57               9.327                     12.507
      12                  6.938                  10.000                  58               9.026                     12.104
      13                  6.266                  10.000                  59               9.026                     12.115
      14                  6.475                  10.000                  60               9.993                     14.408
      15                  6.266                  10.000                  61               9.026                     13.013
      16                  6.476                  10.000                  62               9.327                     13.447
      17                  6.267                  10.000                  63               9.026                     13.013
      18                  6.267                  10.000                  64               9.327                     13.447
      19                  6.476                  10.000                  65               9.026                     13.013
      20                  6.267                  10.000                  66               9.026                     13.013
      21                  6.475                  10.000                  67               9.327                     13.447
      22                  6.277                  10.000                  68               9.026                     13.013
      23                  6.333                  10.000                  69               9.327                     13.447
      24                  7.009                  10.000                  70               9.026                     13.013
      25                  6.328                  10.000                  71               9.026                     13.013
      26                  6.536                  10.000                  72               9.994                     14.408
      27                  6.323                  10.000                  73               9.026                     13.013
      28                  6.532                  10.000                  74               9.327                     13.447
      29                  6.347                  10.000                  75               9.026                     13.013
      30                  6.345                  10.000                  76               9.327                     13.447
      31                  6.554                  10.000
      32                  6.341                  10.000
      33                  6.551                  10.000
      34                  6.341                  10.000
      35                  6.363                  10.000
      36                  8.320                  10.000
      37                  7.785                  10.000
      38                  8.046                  10.000
      39                  7.788                  10.000
      40                  8.051                  10.000
      41                  7.807                  10.000
      42                  9.019                  10.000
      43                  9.320                  10.000
      44                  9.019                  10.000
      45                  9.320                  10.000
      46                  9.020                  10.000
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(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.





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